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                                                                 Exhibit 10.2(c)

                        AIR PRODUCTS AND CHEMICALS, INC.
                          1997 LONG-TERM INCENTIVE PLAN
                AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 1996


  1.  PURPOSES OF THE PLAN

         The purposes of this Plan are: (i) to provide long-term incentives and rewards to those executives or other key employees who are in a position to contribute to the long-term success and growth of Air Products and Chemicals, Inc. (the "Company") and Participating Subsidiaries, (ii) to assist the Company and Participating Subsidiaries in attracting and retaining executives and other key employees with experience and ability and (iii) to associate more closely the interests of such executives and other key employees with those of the Company's shareholders.

  2.  ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Management Development and Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board") or such other committee thereof consisting of such members (not less than three) of the Board as are appointed from time to time by the Board and who, during the one year period prior to serving as a member of the Committee and during such service, have not been and are not granted equity securities of the Company under the Plan or under any other Company plan or program (other than one which will not jeopardize the "disinterested" status of such person within the meaning of Rule 16b-3(c)(2)(i) under the Act or any predecessor or successor rule relating to exemption from Section 16(b) of the
Act) and who further constitute "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

         The Committee shall have all necessary powers to administer and interpret the Plan, such powers to include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the employees or determine classes of employees to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made, to determine the time when awards will be granted and to establish and determine whether performance objectives required for earning the right to payment in respect of performance units have been attained. The Committee may take into consideration recommendations from the appropriate officers of the Company and of each Participating Subsidiary with respect to making the foregoing determinations as to Plan awards, administration, and interpretation.

         The Committee shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan and all action taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any employee of the Company or any Subsidiary. Notwithstanding any other provision of the Plan to the contrary, the Committee may delegate to appropriate Company
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officers its authority to take all final action with respect to granting and administering Plan awards granted to executives and key employees who are at the time of such action not members of the Board or "officers" within the meaning of Rule 16a-1(f) of the Act, including without limitation selecting the executives and key employees to whom such awards will be granted and determining the amount of any such awards to be made to such executives and key employees, determining the terms and conditions of such awards and administering, interpreting, and taking all action on behalf of the Company with respect to administering, vesting, and paying such awards; provided, however, that (i) all such awards shall be granted within the limitations and subject to the terms and conditions required by the Plan and by the Committee's determinations and interpretations thereof and thereunder; (ii) the aggregate of such awards granted under the Plan for or with respect to a given Fiscal Year shall not, when added to the awards approved by the Committee for granting to individuals who are members of the Board of Directors or are "officers" within the meaning of Rule 16a-1(f) of the Act for or with respect to the same Fiscal Year, exceed the total amount of awards approved by the Committee for or with respect to such Fiscal Year; and
(iii) excepting any action with respect to such awards taken because of or in connection with a Change in Control of the Company or as contemplated by Section
11. With respect to matters so delegated, the term "Committee" as used herein shall mean the delegate.

  3.  ELIGIBILITY FOR PARTICIPATION

         Participation in the Plan shall be limited to executives or other key employees (including officers and directors who are also employees) of the Company and its Participating Subsidiaries who are determined by the Committee to have a substantial opportunity to influence the long-term growth of the Company or Participating Subsidiaries. Employees who participate in other incentive or benefit plans of the Company or any Participating Subsidiary may also participate in this Plan. As used herein, the term "employee" shall mean any person employed full-time by the Company or a Participating Subsidiary on a salaried basis, and the term "employment" shall mean full-time salaried employment by the Company or a Subsidiary.

  4.  SHARES OF STOCK SUBJECT TO THE PLAN

         The shares that may be delivered upon exercise, in payment or in respect of stock options, stock appreciation rights, performance units, and deferred stock units granted under the Plan for, during, or in respect of Fiscal Year 1997 and later years, shall not exceed in the aggregate 6,000,000 shares of common stock of the Company ("Common Stock"), subject to adjustment as provided in Section 11. Any share subject to a Plan award which for any reason expires, is forfeited, or terminates unexercised may again be subject to an award subsequently granted under the Plan, but shares subject to an award which are not issued or delivered as a result of the exercise or payment of a related award shall not again be available for issuance under the Plan regardless of the form in which such award was paid.

  5.  AWARDS

         Awards under the Plan may be of the following types: (i) stock options,
(ii) stock appreciation rights, (iii) performance units, and/or (iv) deferred stock units. Stock options


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("Stock Options" or "Options") may be either nonstatutory stock options
("Nonstatutory Stock Options") or incentive stock options ("Incentive Stock Options"), both as described below. The Committee shall designate each Stock Option grant as being either a Nonstatutory Stock Option or an Incentive Stock Option. If the same individual receives both Nonstatutory Stock Options and Incentive Stock Options, each type shall be clearly identified and separately granted.

         Stock Options, whether Nonstatutory Stock Options or Incentive Stock Options, are rights to purchase Common Stock from the Company. Stock appreciation rights ("Stock Appreciation Rights") are rights to receive cash and/or Common Stock equivalent in value to the "spread" between (a) the aggregate fair market value of the number of shares with respect to which the Participant has elected to exercise Stock Appreciation Rights and (b) the aggregate purchase price of such shares based on the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. Performance units ("Performance Units") are awards having a unit dollar value determined by the Committee and constitute rights to receive cash and/or Common Stock equivalent in value to the value of the Performance Units, provided specified performance objectives are met. Deferred stock units ("Deferred Stock Units") are rights to receive at the end of a deferral period cash and/or Common Stock equivalent in value to one share of Common Stock for each unit.

         Nonstatutory Stock Options, Stock Appreciation Rights, Performance Units, and Deferred Stock Units may be granted to the same person as separate awards at or for the same period of time under terms whereby the issuance of shares or payment under one award has no effect on any other award. Stock Appreciation Rights and Performance Units may be granted to a Participant in relation to (i.e., in "tandem" with) a previously or concurrently granted Nonstatutory Stock Option under terms whereby the issuance of shares or payment under one award reduces directly the number of shares, units, and/or rights remaining available under the related award(s). Performance Units cannot be granted in conjunction with, or in any way related to, Incentive Stock Options.

  6.  STOCK OPTIONS

         (a) Nonstatutory Stock Options. A Stock Option designated by the Committee as a Nonstatutory Stock Option is one which is not eligible for preferential tax treatment under Section 421(a) of the Internal Revenue Code. The Committee may grant Nonstatutory Stock Options either alone or in conjunction with and related to Stock Appreciation Rights and/or Performance Units. All Nonstatutory Stock Options granted under the Plan shall be on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

                  (i) Price. The purchase price per share of Common Stock covered by each Nonstatutory Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

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                  (ii) Number of Shares. The Committee will determine,
         absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of shares of Common Stock to be subject to each Nonstatutory Stock Option. The number of shares subject to an outstanding Nonstatutory Stock Option will be reduced on a one-for-one basis to the extent that (A) shares under such Nonstatutory Stock Option are used to calculate the cash and/or shares received upon exercise of related Stock Appreciation Rights and (B) any related Performance Units are paid. In no event shall the number of shares subject to nonstatutory stock options granted to any Participant in any Fiscal Year exceed 500,000.

                  (iii) Term and Exercise Dates. The Committee shall fix the term during which each Nonstatutory Stock Option may be exercised, but no Nonstatutory Stock Option shall be exercisable after the first day following the tenth anniversary of its date of grant. No Nonstatutory Stock Option shall be exercisable prior to one year from its date of grant, except as otherwise provided in Section 10. Unless otherwise determined by the Committee and except as otherwise provided in Section 10, each Nonstatutory Stock Option shall become exercisable in installments as follows:

                           1. One-third of the shares subject to such
                  Nonstatutory Stock Option may be purchased commencing one year after the date of grant; and

                           2. An additional one-third of such shares subject to
                  such Nonstatutory Stock Option may be purchased commencing on each of the second and third yearly anniversaries of the date of grant.

                  In the event a Participant ceases to be an employee of the Company or a Subsidiary by reason of Retirement, Disability or death after the first anniversary of the date of grant to such person of a Nonstatutory Stock Option but before the Option has become exercisable in full, a pro rata portion of the shares that would have become exercisable on the next anniversary of the date of grant had the Participant remained employed shall become exercisable commencing on such next anniversary, based upon the proportion which the number of full calendar months in such Fiscal Year prior to such termination of employment bears to the 12 calendar months in the Fiscal Year. Notwithstanding the foregoing or any other provision of the Plan, the Committee may determine, in its discretion, that any unexercisable Nonstatutory Stock Option or portion thereof shall not terminate or have terminated on the date of the Participant's Retirement, Disability or death, but shall continue or have continued on such terms and subject to such conditions as the Committee shall specify.

                  Notwithstanding any other provision of the Plan, the Committee may determine that the date on which any outstanding Nonstatutory Stock Option or any portion thereof is exercisable shall be or shall have been advanced to an earlier date or dates designated by the Committee in accordance with such terms and subject to such conditions, if any, as the Committee shall specify; provided, however, that any such earlier date shall not be


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                  prior to one year from the date of grant of such Nonstatutory
                  Stock Option, except as otherwise provided in Section 10.

                  (iv) Exercise. A Participant wishing to exercise his or her Nonstatutory Stock Option in whole or in part shall give written notice of such exercise to the Company, accompanied by full payment of the purchase price. The date of receipt of such notice (including by facsimile transmission) and payment shall be the "Exercise Date" for such Nonstatutory Stock Option or portion thereof; provided, however, that if the Participant engages in a simultaneous Option exercise and sale of shares of Common Stock, the Exercise Date shall be the date of sale of the shares purchased by exercising such Option. No partial exercise of a Nonstatutory Stock Option may be for less than 100 shares of Common Stock.

         (b) Incentive Stock Options. A Stock Option designated by the Committee as an Incentive Stock Option is one which is intended to comply with the requirements in Subsection (b) of Section 422 of the Internal Revenue Code so as to be eligible for preferential income tax treatment and shall satisfy the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

                  (i) Price. The purchase price per share of Common Stock covered by each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option. If an Incentive Stock Option is granted to an employee who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any affiliate, the purchase price per share under such Incentive Stock Option shall be at least 110% of the Fair Market Value of a share of Common Stock on the date of grant of such Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

                  (ii) Number of Shares. The Committee will determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of shares of Common Stock to be subject to each Incentive Stock Option. The number of shares subject to an outstanding Incentive Stock Option will be reduced on a one-for-one basis to the extent that shares under such Incentive Stock Option are used to calculate the cash and/or shares received upon exercise of a related Stock Appreciation Right.

                  (iii) Term and Exercise Dates. No Incentive Stock Option shall be granted under this Plan more than 10 years after the date this Plan is adopted or approved by the shareholders of the Company, whichever is earlier. The Committee shall fix the term during which each Incentive Stock Option may be exercised, but no Incentive Stock Option shall be exercisable after ten years from its date of grant. No Incentive Stock Option shall be exercisable prior to one year from its date of grant, except as otherwise provided in Section 10. Unless otherwise determined by the Committee and except as


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         otherwise provided in Section 10, each Incentive Stock Option shall be exercisable in full one year after its date of grant.

                  In the event a Participant ceases to be an employee of the Company or a Subsidiary by reason of Retirement, Disability or death after the first anniversary of the date of grant to such person of an Incentive Stock Option but before the Option has become exercisable in full, a pro rata portion of the shares shall become exercisable commencing on the next anniversary of the date of grant of such award, based upon the proportion which the number of full calendar months in such Fiscal Year prior to such termination of employment bears to the 12 calendar months in the Fiscal Year. Notwithstanding the foregoing or any other provision of the Plan, the Committee may determine, in its discretion, that any unexercisable Incentive Stock Option or portion thereof shall not terminate or have terminated on the date of the Participant's Retirement, Disability or death, but shall continue or have continued on such terms and subject to such conditions as the Committee shall specify.

                  Notwithstanding any other provision of the Plan, the Committee may determine that the date on which any outstanding Incentive Stock Option or any portion thereof is exercisable shall be or shall have been advanced to an earlier date or dates designated by the Committee in accordance with such terms and subject to such conditions, if any, as the Committee shall specify, provided, however, that any such earlier date shall not be prior to one year from the date of grant of such Incentive Stock Option, except as otherwise provided in Section 10.

                  (iv) Exercise. A Participant wishing to exercise his or her Incentive Stock Option in whole or in part shall give written notice of such exercise to the Company, accompanied by full payment of the purchase price. The date of receipt of such notice (including by facsimile transmission) and payment shall be deemed to be the "Exercise Date" for such Incentive Stock Option or portion thereof; provided, however, that if the Participant engages in a broker-financed Option exercise, the Exercise date shall be the date of sale of the shares purchased by exercising such Option. No partial exercise of an Incentive Stock Option may be for less than 100 shares of Common Stock.

                  (v) Annual Limit. The aggregate Fair Market Value, determined on the date of grant, of stock with respect to which Incentive Stock Options are exercisable for the first time by such Participant during any calendar year (under this Plan and all such other plans of the Company and any predecessor, parent, subsidiary or affiliate) shall not exceed $100,000.

         (c) Payment. The purchase price of shares purchased upon exercise of any Option shall be paid in full in cash at the time of exercise of the Option, except that the Committee, in its sole discretion, and on such terms and conditions as it may specify, may approve payment by the exchange of shares of Common Stock having a Fair Market Value on the Exercise Date equal to the purchase price of such shares or by a combination of cash and Common Stock having a Fair Market Value on the Exercise Date equal to the portion of such purchase price not paid in cash;


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provided, however, that except as the Committee shall otherwise determine, any such shares submitted in the exchange must have been beneficially owned by the Participant for a certain period prior to the Exercise Date, the duration of such period to be determined from time to time by the Committee but in no event to be less than six months. Subject to any administrative rules from time to time adopted by the Committee for administering Option exercises, payment of the exercise price of the Option will be permitted through the delivery (including by facsimile transmission) of an irrevocable exercise notice coupled with irrevocable instructions to a designated broker to simultaneously sell the underlying shares of Common Stock and deliver to the Company on the settlement date the portion of the proceeds representing the exercise price (and any taxes to be withheld).

         (d)  Termination of Employment or Death.

                  (i) In the event that a Participant ceases to be an employee of the Company or a Subsidiary by reason of Retirement, Disability or death, any portion of his or her Stock Option that is not, or will not by its terms following such Retirement, Disability or death become, exercisable shall terminate on the date of such Retirement, Disability or death. The date of any such Disability shall be determined by the Committee. The Participant whose employment is terminated by Retirement or Disability, and, in the case of the Participant's death before or after Retirement or Disability, the Participant's Designated Beneficiary or, if none, his or her legal representative, shall continue to have the same rights to exercise any unexercised portion of the Participant's Stock Option which is exercisable at the time of, or will by its terms become exercisable after such termination or death, as the Participant would have had if he or she had continued to be an active or retired employee of the Company or a Subsidiary, as the case may be.

                  (ii) Except as provided in clause (i) of this Section 6(d), if prior to the expiration or cancellation of any Stock Option, the Participant ceases to be employed by the Company or a Subsidiary for any reason, any unexercised portion of his or her outstanding Option shall automatically terminate unless the Committee, in its sole discretion, shall determine otherwise, and except that when the Participant's employment has ceased due to part-time employment or a leave of absence, such Participant's Stock Option shall be treated in accordance with guidelines for such situations established by the Committee.

                  (iii) No provision of this Section 6(d) shall be deemed to permit the exercise of any Stock Option after the expiration of the normal stated term of such Option.

  7.  STOCK APPRECIATION RIGHTS

         The Committee may grant Stock Appreciation Rights either alone or in conjunction with and related to previously or concurrently granted Stock Options and/or Performance Units. All Stock Appreciation Rights shall be granted on the following terms and conditions (and such other

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terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (a) Number of Rights. The Committee shall determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of Stock Appreciation Rights which shall be granted. As to any Stock Appreciation Rights granted in tandem with another Plan award, such number shall not be greater than the number of shares which are then subject to any Stock Options related to such Stock Appreciation Rights, and the number of such Stock Appreciation Rights will be reduced on a one-for-one basis to the extent that
(A) shares under any related Stock Option are purchased and (B) any Performance Units related to any such Nonstatutory Stock Options are paid. In no event shall the number of Stock Appreciation Rights granted to any Participant in any Fiscal Year exceed 500,000.

         (b) Exercise. Stock Appreciation Rights shall entitle the Participant, to the extent he or she so elects from time to time, to receive, without any payment to the Company, an amount of cash and/or a number of shares determined and payable as provided in Section 7(c). Stock Appreciation Rights shall generally be exercisable to the extent and upon the same conditions that Stock Options are exercisable under clause (iii) of Sections 6(a) or 6(b), as the case may be; provided, however, that, unless otherwise determined by the Committee, Stock Appreciation Rights (i) may not be exercised when the Fair Market Value of a share of Common Stock is more than three times the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Rights (except as otherwise provided in Section 10), (ii) may not be exercised prior to six months following the date of their grant, and (iii) if related to a Stock Option, shall automatically terminate six months after the optionee ceases for any reason to be employed by the Company or a Subsidiary and has ceased to be a member of the Company's Board.

         A Participant wishing to exercise Stock Appreciation Rights shall give written notice of such exercise to the Company. The date of receipt of such notice shall be the "Exercise Date" for such Stock Appreciation Rights. Promptly after the Exercise Date or the end of the Exercise Period described below, if later, the Company shall pay and/or deliver to the Participant the cash and/or shares to which he or she is entitled. Unless otherwise determined by the Committee and except as otherwise provided in Section 10, the Exercise Date shall be limited to that period beginning on the third business day following the date of release for publication of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date of release (the "Exercise Period").

         (c) Amount of Cash and/or Number of Shares. Except as otherwise provided in Section 10, the amount of the payment to be made upon exercise of Stock Appreciation Rights shall be determined by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights award as of the Stock Appreciation Right Exercise Date, by (ii) 100% of the amount by which the average of the Fair Market Values of a share of Common Stock on each trading day during the Exercise Period exceeds the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. The Committee may make payment in cash or partly in


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cash and partly in Common Stock, all as determined by the Committee in its sole discretion. To the extent that payment is made in Common Stock, the number of shares shall be determined by dividing the amount of such payment by the foregoing average of the Fair Market Values of a share of Common Stock on each trading day during the Exercise Period. No fractional shares shall be issued, but instead the Participant shall be entitled to receive a cash adjustment equal to the same fraction of the foregoing average of Fair Market Values.

         (d) Termination of Employment or Death. In the event that a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary by reason of Retirement, Disability or death after the first anniversary of the date of the grant to such person of such Stock Appreciation Rights, his or her Stock Appreciation Rights shall continue to be exercisable following such termination of employment and termination of directorship, if any, to the extent and upon the same conditions that a Stock Option is or becomes exercisable under clause (iii) of Section 6(a) or 6(b), as the case may be, (but subject to the conditions set forth in clauses (i) and (ii) of Section 7(b)). Any such Stock Appreciation Rights related to Stock Options shall automatically terminate six months after such termination of employment and termination of directorship, if any. In the event a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary for a reason other than Retirement, Disability or death, his or her Stock Appreciation Rights shall automatically terminate unless and to the extent the Committee, in its sole discretion, shall determine otherwise.

         (e) Stock Appreciation Rights Granted in Relation to Incentive Stock Options. In order to assure that any Incentive Stock Option with respect to which a Stock Appreciation Right is granted shall continue to comply with the requirements in Subsection (b) of Section 422 of the Internal Revenue Code so as to be eligible for preferential tax treatment, notwithstanding any other provision of the Plan, any such Stock Appreciation Right granted under the Plan shall entitle the Participant to payment of no more than 100% of the difference between the purchase price of a share of Common Stock under the related Incentive Stock Option and the Fair Market Value of such a share on the Stock Appreciation Right Exercise Date and may be exercisable only when the Fair Market Value of a share of Common Stock on the Stock Appreciation Right Exercise Date exceeds the purchase price of a share of such Common Stock under the terms of the related Incentive Stock Option. In addition, Stock Appreciation Rights will expire no later than the expiration of any related Incentive Stock Option, will be transferable only when, and under the same conditions, as the related Incentive Stock Option is transferable and may be exercisable only when the related Incentive Stock Option is exercisable. The Committee may, in its discretion, from time to time impose such additional or different restrictions on Stock Appreciation Rights relating to Incentive Stock Options as may be necessary to maintain the eligibility of such Options for preferential tax treatment.

  8.  PERFORMANCE UNITS

         All Performance Units awarded under the Plan shall be granted on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

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         (a) Number and Value of Units. The Committee shall determine the number of Performance Units to be granted to each employee selected for an award and the maximum dollar value of each Performance Unit so granted. In the case of any Performance Units granted in relation to a Nonstatutory Stock Option, the initial number of Performance Units shall be no greater than the number of shares which are then subject to the related Nonstatutory Stock Option. In no event shall the maximum dollar value of Performance Units granted to any Participant in any Fiscal Year exceed the lesser of $2,000,000 or 150% of the annualized Participant's base salary as of the date of grant.

         In the case of any Performance Units granted in relation to a Nonstatutory Stock Option, the number of such Performance Units shall be cancelled on a one-for-one basis to the extent that (i) either before or after such Performance Units have been earned and credited to Participants, shares are purchased upon exercise under the related Nonstatutory Stock Option or shares under such Nonstatutory Stock Option are used to calculate the cash and/or shares received pursuant to related Stock Appreciation Rights, or (ii) before such Performance Units have been earned and credited to Participants, the related Nonstatutory Stock Option terminates in whole or in part as provided in clauses (i) or (ii) of Section 6(d).

         (b) Performance Objectives. Except as otherwise determined by the Committee and as permitted by Section 10, the award period (the "Award Period") in respect of any Performance Units shall be a four-year period commencing as of the beginning of the Fiscal Year in or for which such Performance Units are granted. At the time each grant of Performance Units is made, the Committee shall establish and communicate to recipients of Performance Unit awards performance objectives ("Performance Objectives") to be attained within the Award Period as a condition to any right to receive payment in respect of such Performance Units. The Committee may, in its discretion, establish different Performance Objectives and/or Award Periods for Participants employed by or responsible for matters relating to different Participating Subsidiaries or different divisions, groups, departments or other subdivisions of the Company or Participating Subsidiaries and make, in its discretion, any equitable adjustments in Performance Objectives for Performance Units granted later than similar Performance Units awarded for the same Award Period. The Performance Objectives shall be determined by the Committee using such measure or measures of the performance of the Company and/or its Subsidiaries over the Award Period as the Committee shall select other than the market value of Common Stock of the Company.

         (c) Crediting and Payment. At the end of each Award Period, the Committee shall determine the extent to which the Performance Objectives for the Award Period have been attained and the dollar value of each Performance Unit granted for such Award Period. Thereupon, each Participant will be credited with an earned Performance Unit valued at such dollar value for each Performance Unit granted to him or her for such Award Period which remains outstanding as of the date of the Committee's determination. Interest will accrue on the dollar value of each earned Performance Unit from the date of credit at such rate as the Committee may from time to time determine to be reasonable. Any interest earned on or in

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respect of an earned Performance Unit that is subsequently cancelled other than by payment in respect thereof shall be forfeited by the Participant.

         A Participant whose earned Performance Units were granted in relation to a Nonstatutory Stock Option may elect to receive payment of the dollar value, including accrued interest thereon, of all or part of such earned Performance Units at any time prior to the cancellation of those Performance Units in accordance with Section 8(a), and shall be paid in respect of any such earned Performance Units which remain outstanding promptly following the expiration or termination unexercised of such Nonstatutory Stock Option (other than by reason of the exercise of related Stock Appreciation Rights). Payment in respect of earned Performance Units granted alone and not in relation to a Nonstatutory Stock Option shall be made by the Company promptly following the crediting of those Performance Units.

         Payment in respect of Performance Units shall be made in cash, shares of Common Stock or partly in cash and partly in shares of Common Stock, all as determined by the Committee in its sole discretion. To the extent that payment is made in Common Stock, the number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a share of Common Stock on the date of (i) receipt of written notice of the Participant's election to receive payment or expiration or termination of the related Nonstatutory Stock Option or (ii) crediting of Performance Units granted alone and not in relation to any Nonstatutory Stock Option. Upon payment in respect of an earned Performance Unit, such Unit shall be cancelled.

         (d) Termination of Employment or Death. In the event that a recipient of a grant of Performance Units ceases to be an employee of the Company or a Subsidiary prior to the end of the Award Period applicable to such Units by reason of Retirement, Disability or death, any of his or her outstanding Performance Units granted in relation to Nonstatutory Stock Options (after reduction on a one-for- one basis to the extent that related Nonstatutory Stock Options terminate as provided in clause (iii) of Section 6(a) and clause (i) of
Section 6(d)) and which are eventually earned in accordance with Section 8(c), shall be credited to such Participant or, in the case of such Participant's death, his or her Designated Beneficiary or, if none, his or her legal representative, and shall be payable at such times and in the manner provided in
Section 8(c). Any of his or her Performance Units not granted in relation to Nonstatutory Stock Options and eventually earned in accordance with Section 8(c) shall become payable as provided in Section 8(c), but in proportion to the service of the Participant during the Award Period excluding any such service following the last full calendar month of the Award Period preceding his or her Retirement, Disability or death, unless the Committee determines, in its discretion, that such Participant or his or her Designated Beneficiary or legal representative should be eligible for eventual payment in full in respect of such Performance Units as if the Participant had continued in service through the end of the Award Period.

  9.  DEFERRED STOCK UNITS

         The Committee may grant Deferred Stock Units to Participants on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (a) Number, Value and Manner of Payment of Deferred Stock Units. Each Deferred Stock Unit shall be equivalent in value to one share of Common Stock and shall entitle the Participant to receive from the Company at the end of the deferral period (the "Deferral Period") applicable to such Unit, without payment of cash or other consideration to the Company but in consideration of services performed for or for the benefit of the Company or a Participating Subsidiary by such Participant, the value at such time of each Unit. Payment of the value of such awards may be made in shares of Common Stock, cash or both as determined by the Committee during, or as soon as practicable after the end of the Deferral Period. If paid in Common Stock, the Participant shall receive a number of shares of Common Stock equal to the number of matured or earned Deferred Stock Units, and if paid in cash, the Participant shall receive for each matured Deferred Stock Unit an amount equal to the Fair Market Value of a share of Common Stock on the last day of the applicable Deferral Period (except as otherwise provided in Section 10). Upon payment in respect of a Deferred Stock Unit, such Unit shall be canceled. In no event shall the number of Deferred Stock Units granted to any Participant in any Fiscal Year exceed 50,000.

         (b) Deferral Period. Except as otherwise provided in Section 9(c), payments in respect of Deferred Stock Units shall be made only at the end of the Deferral Period applicable to such Units, the duration of which Deferral Period shall be fixed by the Committee at the time of grant of such Deferred Stock Units. Deferral Periods shall be no less than two years.

         (c)  Termination of Employment or Death.

                  (i) If during a Deferral Period a Participant's full-time employment with the Company or a Subsidiary is terminated for any reason other than Retirement, Disability or death, such Participant shall forfeit his or her Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, unless the Committee determines in its discretion that such Deferred Stock Units should be paid at the end of such Deferral Period or, notwithstanding any other provision of the Plan, on some accelerated basis.

                  (ii) Unless otherwise specified by the Committee in the applicable Deferred Stock Units agreement, a Participant whose full-time employment with the Company or a Subsidiary terminates during a Deferral Period due to Retirement or Disability or, in the case of his or her death before or after Retirement or Disability, such Participant's Designated Beneficiary or, if none, his or her legal representative, shall receive payment in respect of such Participant's Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, at such time and in such manner as if the Participant were still employed (and living) at the end of the Deferral Period or, notwithstanding any other provision of the Plan, on such accelerated basis as the Committee may determine.

         (d) Dividends. No cash dividends or equivalent amounts shall be paid on outstanding Deferred Stock Units. However, when payment of the value of an award is made to the Participant, the Company shall pay to the Participant an additional amount in cash which shall be equal to the cash dividends, if any ("Dividend Equivalent") which would have been paid during the period since the award was granted with respect to issued and outstanding shares of Common Stock equal in number to the number of Deferred Stock Units being paid. No interest shall be paid on any such Dividend Equivalent or any part thereof.

10.  CHANGE IN CONTROL

         Following or in connection with the occurrence of a Change in Control, the following shall or may occur as specified below, notwithstanding any other provisions of this Plan to the contrary:

         (a) Acceleration and Exercisability of Stock Options and Stock Appreciation Rights; Amount of Cash and/or Number of Shares for Stock Appreciation Rights. All Stock Options and Stock Appreciation Rights shall become immediately exercisable in full for the period of their remaining terms automatically and without any action by the Committee, provided, however, that the acceleration of the exercisability of any Stock Option or Stock Appreciation Right that has not been outstanding for a period of at least six months from its respective date of grant shall occur on the first day next following the end of such six-month period. In addition to the normal Exercise Period for Stock Appreciation Rights provided for in Section 7(b), Stock Appreciation Rights shall be exercisable during the thirty-day period immediately following the later of (i) the Change in Control or (ii) the date of acceleration of their exercisability, that is, upon the first date more than six months from their date of grant following the Change in Control. The amount of the payment to be made upon the exercise of a Stock Appreciation Right following a Change in Control shall be determined, without regard to the limitation contained in clause (i) of Section 7(b), by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights as of the Exercise Date for the Stock Appreciation Rights, by (ii) 100% of the amount by which

                  (A) the greater of (1) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-1 under the Act), or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (2) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Exercise Date of the Stock Appreciation Rights, exceeds

                  (B) the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Rights.

         For purposes of determining the price paid or to be paid for Common Stock under clause (1) of paragraph (A) of the preceding formula, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

         (b) Cash Surrender of Stock Options. All or certain outstanding Stock Options may, at the discretion of the Committee, be required to be surrendered by the holder thereof for cancellation in exchange for a cash payment for each such Stock Option. In the absence of Committee action requiring the surrender of Stock Options, each holder of Stock Options may elect to surrender all or certain of his or her outstanding Options which are then exercisable for cancellation in exchange for a cash payment for each such Stock Option. In any case, the cash payment received for each share subject to the Stock Option shall be 100% of the amount by which the amount described in paragraph (A) of Section 10(a) exceeds the Fair Market Value of a share of Common Stock on the date of grant of the Option. Such payments shall be due and payable immediately upon surrender to the Committee for cancellation of appropriate award agreements or other evidence in writing of the Participant's relinquishment of his or her rights to such award or at such earlier date as the Committee shall determine (but in no event earlier than the occurrence of a Change in Control) and shall be valued as if the Exercise Date were the date of receipt of said materials or such earlier date as the Committee shall determine.

         (c) Accelerated Payment of Pro Rata Performance Units. The Committee may in its sole discretion determine to credit Participants with a prorated number of and/or dollar value as to any or all outstanding Performance Units to the extent of the elapsed time of the Award Period, but only to the extent Performance Objectives, equitably adjusted (pursuant to Section 11(a)) and otherwise adjusted to reflect the shorter award period, have been achieved, as determined by the Committee, as of the date of such determination. Participants shall have the right to elect to receive payment of amounts in respect of such earned Performance Units beginning no later than thirty days following the Committee's determination to credit said Units under this Section 10(c) or at such earlier date as the Committee shall determine, but in no event earlier than the occurrence of a Change in Control.

         (d) Reduction in Accordance with Plan. The number of shares covered by Stock Options and Stock Appreciation Rights and the number of Performance Units granted in relation to Nonstatutory Stock Options will be reduced on a one-for-one basis to the extent related Stock Options or Stock Appreciation Rights are exercised, or surrendered for cancellation in exchange for a cash payment, or related Performance Units are paid, as the case may be, under this
Section 10.

         (e) Accelerated Payment of Deferred Stock Units. The Committee may, in its sole discretion, determine to pay in full any or all outstanding Deferred Stock Units together with any Dividend Equivalents for the period for which such Units have been outstanding, notwithstanding that the Deferral Periods as to such Deferred Stock Units have not been completed. Such payment may be in cash or in Common Stock, or a combination thereof, as determined by the Committee, and shall be due and payable to Participants no later than thirty days following the Committee's determination to pay said Deferred Stock Units under this
Section 10(e) or at such earlier date as the Committee shall determine, but in no event earlier than the occurrence of a Change in Control. If paid in cash, each Participant shall receive payment of an amount in respect of each Deferred Stock Unit equal to the greater of (i) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-l under the Act) or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (ii) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Change in Control. For purposes of determining the price paid or to be paid for Common Stock under clause (i) of the preceding sentence, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

11.  DILUTION AND OTHER ADJUSTMENTS

         (a) Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, a rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate change, including without limitation in connection with a Change in Control, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Plan awards and authorizations (but subject to the last paragraph of Section 13), in (i) the maximum number or kind of shares issuable or awards which may be granted under the Plan, (ii) the amount payable upon exercise of Stock Appreciation Rights,
(iii) the maximum value payable in respect of Performance Units, (iv) the number or kind of shares or purchase price per share subject to outstanding Stock Options, (v) the number or value, or kind of shares which may be issued in payment of outstanding Stock Appreciation Rights, (vi) the number or value of, or the Performance Objectives or length of the Award Period for, outstanding Performance Units, (vii) the value and attributes of Deferred Stock Units,
(viii) the maximum number, kind or value of any Plan awards which may be awarded or paid to any one employee, (ix) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Committee, or (x) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

         (b) The Committee may, from time to time during an Award Period, in its sole discretion (but subject to the last paragraph of Section 13), determine to equitably adjust the Performance Objectives previously established by the Committee for that Award Period as a condition of earning the right to receive payment in respect of Performance Units or to equitably adjust Company performance for all or any portion of the Award Period where such action is warranted by any occurrence, condition, action, change or development by or affecting the performance of the Company or any of its Subsidiaries, such as an acquisition, disposition or divestiture of a business or assets; a change in accounting principles or practices or the method of their application; the occurrence of an extraordinary item for purposes of generally accepted accounting principles; a change in the value or valuation of property or assets; a change in any tax or other law or regulation; or a change in business or corporate strategy, structure or organization. The Committee may also, in its discretion, eliminate the effect of foreign currency conversion gains or losses or translation adjustments from the reported consolidated earnings per share of the Company if used in determining the attainment of any Performance Objectives previously established.

12.  MISCELLANEOUS PROVISIONS

         (a) The holder of a Stock Option, Stock Appreciation Right, Performance Unit, or Deferred Stock Unit shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, certificates for shares of Common Stock are issued upon exercise or payment in respect of such award.

         (b) Except as the Committee shall otherwise determine in connection with determining the terms of awards to be granted or shall thereafter permit, no Stock Option, Stock Appreciation Right, Performance Unit, or Deferred Stock Unit or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, the Stock Option, Stock Appreciation Right, Performance Unit, or Deferred Stock Unit shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

         (c) All Stock Options, Stock Appreciation Rights, Performance Units, and Deferred Stock Units granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan and applicable domestic and foreign law) in addition to those provided for herein as the Committee shall approve. Notwithstanding any other provision of the Plan to the contrary, the Committee shall be empowered to grant Performance Units in respect of which the recipient will have no immediate right to receive payment upon the Committee's determination that the applicable Performance Objectives have been achieved, to any Participant who does not or will not reside or be domiciled in the United States if, as a result of any law applicable to such Participant or such award or the potential effect of foreign currency conversions or translations on such award, such award will, in the sole discretion of the Committee, best serve the purposes of the Company to be promoted by this Plan.

         (d) No shares of Common Stock shall be issued or transferred upon exercise of any Stock Options or Stock Appreciation Rights or in payment of any Performance Units or Deferred Stock Units granted hereunder unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Committee and the Company. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

         (e) The Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash awards. In the case of awards to be distributed in Common Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld. The obligation of the Company to make delivery of awards in cash or Common Stock shall be subject to currency or other restrictions imposed by any government.

         (f) No employee of the Company or a Subsidiary or other person shall have any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary, it being understood that all Company and Subsidiary employees who have or may receive awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

         (g) Distributions of shares of Common Stock upon exercise, in payment or in respect of awards made under this Plan may be made either from shares of authorized but unissued Common Stock reserved for such purpose by the Board of Directors or from shares of authorized and issued Common Stock reacquired by the Company and held in its treasury or held under the Company's Flexible Employee Benefits Trust, as from time to time determined by the Committee, the Board, or pursuant to delegations of authority from either.

         (h) The costs and expenses of administering this Plan shall be borne by the Company and not charged to any award nor to any employee or Participant receiving an award. However, the Company may charge the cost of any awards made to employees of Participating Subsidiaries, including administrative costs and expenses related thereto, to the respective Participating Subsidiaries by which such persons are employed.

         (i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan and payment of awards shall be subordinate to the claims of the Company's general creditors.

         (j) In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

         "Act" shall mean the Securities Exchange Act of 1934 as amended from time to time.

         "Change in Control" shall mean the first to occur of any one of the events described below:

                  (i) Stock Acquisition. Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act), other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, or a trustee of an employee benefit plan or trust sponsored solely by the Company and/or such a corporation, is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offeror, the date on which the Company first learns of acquisition of 20% of such securities, or the later of the effective date of an agreement for the merger, consolidation or other reorganization of the Company or the date of approval thereof by a majority of the Company shareholders, as the case may be.

                  (ii) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

                  (iii) Other Events. Any other event or series of events which, notwithstanding any other provision of this definition, is determined, by a majority of the outside members of the Board of Directors of the Company serving in office at the time such event or events occur, to constitute a change in control of the Company for purposes of this Plan. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.

         "Designated Beneficiary" shall mean the person or persons last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve, provided, however, that in the absence of the filing of such a form with the Company the Designated Beneficiary shall be the person or persons who are the Participant's beneficiary or beneficiaries of the Company's basic life insurance.

         "Disability" shall mean permanent and total disability of an employee participating in the Plan as determined by the Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Committee deems necessary and desirable.

         "Fair Market Value" of a share of Common Stock of the Company on any date set forth herein (or, if such date is not expressly set forth herein, on such date or dates as may be determined by the Committee, but not earlier than five trading days prior to the transaction for which the determination is being made), shall mean an amount equal to the mean of the high and low sale prices on the New York Stock Exchange, as reported on the composite transaction tape, or on such other exchange as the Committee may determine.

         "Fiscal Year" shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986 as amended from time to time.

         "Participant" shall mean, as to any award granted under this Plan and for so long as such award is outstanding, the employee to whom such award has been granted.

         "Participating Subsidiary" shall mean any Subsidiary designated by the Committee to participate in this Plan which Subsidiary requests or accepts, by action of its board of directors or other appropriate authority, such designation.

         "Retirement" shall mean separating from service with the Company or a Subsidiary with the right to begin receiving immediate pension benefits under the Company's Pension Plan for Salaried Employees or under another defined benefit pension plan sponsored or otherwise maintained by a Subsidiary for its employees, in either case as then in effect or, in the absence of such Pension Plan or such other pension plan being applicable to any Participant, as determined by the Committee in its sole discretion.

         "Subsidiary" shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization "affiliated" with the Company, that is, directly or indirectly, through one or more intermediaries, "controlling", "controlled by" or "under common control with", the Company. "Control" for this purpose means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, contract or otherwise.

13.  AMENDMENTS AND TERMINATION

         The Committee may at any time terminate or from time to time amend or suspend the Plan in whole or in part in such respects as the Committee may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Committee may deem to be in the best interests of the Company; provided, however, that no amendment of the Plan shall be made without shareholder approval if (a) shareholder approval of the amendment is at the time required for awards under the Plan to qualify for the exemption from Section 16(b) of the Act provided by Rule 16b-3 thereunder, or by the rules of the New York Stock Exchange or any stock exchange on which Common Stock may be listed, or (b) the amendment would make changes in the class of employees eligible to receive Incentive Stock Options under the Plan or would increase the number of shares with respect to which Incentive Stock Options may be granted under the Plan. With the consent of the Participant affected, the Committee may amend outstanding agreements evidencing Stock Options, Stock Appreciation Rights, Performance Units, or Deferred Stock Units in a manner not inconsistent with the terms of the Plan.

         The Committee shall have the power to amend the Plan in any manner contemplated by Section 11 or deemed necessary or advisable for awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Act) or to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the Plan, the holder of any award outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any award agreement relating thereto within such reasonable time as the Committee shall specify in such request.

         Notwithstanding anything contained in this Section 13 or in any other provision of the Plan, unless required by law, no action contemplated or permitted by this Section 13 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any award theretofore made under the Plan without the consent of the affected Participant.

14.  EFFECTIVE DATE, AMENDMENT AND RESTATEMENT, AND TERM OF THE PLAN

         This Plan, previously denominated the "Air Products and Chemicals, Inc. 1990 Long-Term Incentive Plan," became effective for the Fiscal Year commencing October 1, 1989 for awards to be made for the Fiscal Year commencing October 1, 1989 and for Fiscal Years thereafter and was continued in effect indefinitely until terminated, amended, or suspended as permitted by its terms, following approval by a majority of those present at the January 26, 1989 annual meeting of shareholders of the Company and entitled to vote thereon. Following approval by the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting of shareholders, the Plan, as amended and restated herein, will continue in effect indefinitely for awards to be made for the Fiscal Year commencing October 1, 1996 and for Fiscal Years thereafter, until terminated, amended, or suspended as permitted under Section 13.